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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                 March 27, 2001


                         BELLWETHER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                  0-9498                 76-0437769
   (State or other         (Commission File Number)     (I.R.S. Employer
   jurisdiction of                                    Identification Number)
incorporation or organization)


                             1331 LAMAR, SUITE 1455
                             HOUSTON, TEXAS  77010
                    (Address of principal executive offices)


                                 (713) 650-1025
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP'

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Bellwether Exploration Company made the press release attached hereto as Exhibit 99.1 on March 6, 2001, announcing the appointment of Dan Foley as Senior Vice President of Corporate Finance.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

    EXHIBIT NUMBER                            TITLE OF DOCUMENT
-----------------------                      -------------------

99.1                                Copy of the company's press release dated
                                    March 6, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable

                                       2
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BELLWETHER EXPLORATION COMPANY



March 27, 2001                                By:   /s/ Douglas G. Manner
                                                    ----------------------
                                                    Douglas G. Manner, CEO

                                       3
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                                 EXHIBIT INDEX

    EXHIBIT NUMBER                            TITLE OF DOCUMENT
-----------------------                      -------------------

99.1                               Copy of the company's press release dated
                                   March 6, 2001.

                                       4